Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 3, 1999 included in Snyder Communications Inc.'s Current Report on Form 8-K, dated December 31, 1998, and to all references to our Firm included in this registration statement.



                                                /s/  ARTHUR ANDERSEN LLP

                                                Arthur Andersen LLP

Washington, D.C.
March 18, 1999